Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 10,781	$ 9,773
Value-added and excise taxes	5,514	6,166
Other taxes	1,018	1,434
Material tax net	$ 17,313	$ 17,373